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                                                                   Exhibit 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 1994, in Amendment No. 2 to the Registration Statement (Form S-3 No. 33-52493) and the related Prospectus of Terra Industries Inc. for the registration of 10,350,000 shares of its common stock.



                                       /s/ Ernst & Young LLP
                                       ________________________
                                       Ernst & Young LLP

Tulsa, Oklahoma
September 22, 1994